UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2018

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37501	80-0848819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6295 Allentown Boulevard, Suite 1, Harrisburg, PA 17112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (717) 657-2300

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 13, 2018, Ollie’s Bargain Outlet Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the final voting results were as follows:

1. To elect two (2) Class III directors to the Board of Directors of the Company to hold office until the 2021 annual meeting of stockholders or until their respective successors are elected and qualified.

The stockholders of the Company approved the election of each of the two (2) director nominees proposed by the Company. The voting results are set forth below:

Name of Director	Votes For	Votes Withheld	Broker Non-Vote
Mark Butler	43,105,640	12,251,171	2,765,353
Thomas Hendrickson	41,328,408	14,028,403	2,765,353

2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

The stockholders of the Company approved an advisory resolution regarding the compensation of the Company's named executive officers by a non-binding vote. The voting results are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Vote
42,099,351	13,240,838	16,622	2,765,353

3. To approve, on a non-binding advisory basis, a frequency for the advisory vote to approve the compensation of the Company’s named executive officers.

The stockholders of the Company approved on the frequency of holding the advisory votes to approve the compensation of the Company's named executive officers at a frequency of every one (1) year by a non-binding vote. The voting results are set forth below:

1 year	2 years	3 years	Abstain	Broker Non-Vote
54,961,574	59,606	300,013	35,618	2,765,353

The Board of Directors of the Company, which recommended a one-year frequency, determined that the Company will hold its advisory stockholder vote on executive compensation every year.

4. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2019.

The stockholders of the Company ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2018. The voting results are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Vote
57,708,048	384,520	29,596	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

Date: June 19, 2018	/s/ Jay Stasz

Name: Jay Stasz
Title: Senior Vice President and Chief Financial Officer
(Principal Financial Officer of the Registrant)